Schedule of Investments PIMCO Corporate & Income Strategy Fund	September 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 145.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 37.0%
AAdvantage Loyalty IP Ltd. 7.460% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,300	$2,234
AP Core Holdings LLC 8.615% (LIBOR01M + 5.500%) due 09/01/2027 ~		8,721	8,110
Caesars Resort Collection LLC 5.865% (LIBOR01M + 2.750%) due 12/23/2024 ~		13,311	13,027
Carnival Corp.
3.975% (EUR006M + 3.750%) due 06/30/2025 ~	EUR	2,169	1,945
6.127% (LIBOR06M + 3.250%) due 10/18/2028 ~		$941	830
Cengage Learning, Inc. 7.814% (LIBOR03M + 4.750%) due 07/14/2026 ~		1,089	989
Clear Channel Outdoor Holdings, Inc. 6.306% (LIBOR03M + 3.500%) due 08/21/2026 ~		4,702	4,215
Diamond Sports Group LLC 10.695% due 05/26/2026		11,956	11,538
Envision Healthcare Corp.
TBD% due 04/29/2027 µ		1,262	1,241
10.602% due 04/29/2027		6,938	6,824
14.077% due 04/28/2028		16,738	15,566
Forbes Energy Services LLC
7.000% due 12/31/2022 «		164	0
11.000% due 12/30/2022 «		2	0
Frontier Communications Corp. 7.438% (LIBOR03M + 3.750%) due 05/01/2028 ~		1,421	1,327
Gateway Casinos & Entertainment Ltd.
10.656% due 10/15/2027		5,740	5,657
11.408% due 10/18/2027	CAD	1,255	896
Ineos Finance PLC 2.685% (EUR001M + 2.000%) due 04/01/2024 ~	EUR	2,658	2,521
Intelsat Jackson Holdings SA 7.445% due 02/01/2029		$3,380	3,180
Lealand Finance Co. BV 6.115% (LIBOR01M + 3.000%) due 06/28/2024 ~		75	48
Lealand Finance Co. BV (4.115% Cash and 3.000% PIK) 7.115% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		360	183
McAfee LLC 6.362% due 03/01/2029		2,600	2,379
MPH Acquisition Holdings LLC 7.320% (LIBOR03M + 4.250%) due 09/01/2028 ~		5,856	5,428
Oi SA
TBD% due 02/26/2035 «		1,370	480
1.750% (LIBOR03M) due 02/26/2035 «~		5,919	2,072
Poseidon Bidco TBD% due 07/14/2028 «	EUR	5,900	5,493
Promotora de Informaciones SA
5.250% (EUR006M + 5.250%) due 12/31/2026 ~		8,300	7,311
9.000% (EUR006M + 8.000%) due 06/30/2027 ~		2,675	2,346
PUG LLC 6.615% (LIBOR01M + 3.500%) due 02/12/2027 «~		$4,613	4,036
Redstone Holdco 2 LP 7.533% (LIBOR03M + 4.750%) due 04/27/2028 ~		6,884	5,143
Rising Tide Holdings, Inc. 7.865% (LIBOR01M + 4.750%) due 06/01/2028 ~		990	850
Sasol Ltd. 4.684% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		3,348	3,335
SkyMiles IP Ltd. 6.460% (LIBOR03M + 3.750%) due 10/20/2027 ~		2,400	2,413
Steenbok Lux Finco 2 SARL (10.750% PIK) 10.750% (EUR003M) due 12/29/2022 ~(b)	EUR	11,887	7,277
Syniverse Holdings, Inc. 10.553% due 05/13/2027		$15,633	13,532
Team Health Holdings, Inc. 5.865% (LIBOR01M + 2.750%) due 02/06/2024 ~		12,019	11,043
Telemar Norte Leste SA
TBD% due 02/26/2035 «		371	130
1.750% (LIBOR01Y) due 02/26/2035 «~		4,271	1,495
4.557% (LIBOR03M + 1.750%) due 02/26/2035 «~		1,369	479
TransDigm, Inc.
5.924% (LIBOR03M + 2.250%) due 08/22/2024 ~		2,019	1,973
5.924% (LIBOR03M + 2.250%) due 05/30/2025 ~		2,019	1,943
5.924% (LIBOR03M + 2.250%) due 12/09/2025 ~		2,019	1,939
U.S. Renal Care, Inc.
8.115% (LIBOR01M + 5.000%) due 06/26/2026 ~		19,151	13,917

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

8.615% (LIBOR01M + 5.500%) due 06/26/2026 ~		914	664
United Airlines, Inc. 6.533% (LIBOR03M + 3.750%) due 04/21/2028 ~		4,747	4,551
Univision Communications, Inc. 5.865% (LIBOR01M + 2.750%) due 03/15/2024 ~		651	647
Veritas U.S., Inc. 8.674% (LIBOR03M + 5.000%) due 09/01/2025 ~		2,400	1,918
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (b)		4,754	3,242
Windstream Services LLC 9.365% (LIBOR01M + 6.250%) due 09/21/2027 «~		2,429	2,211

Total Loan Participations and Assignments (Cost $211,732)			188,578

CORPORATE BONDS & NOTES 55.0%
BANKING & FINANCE 11.6%
Ally Financial, Inc. 8.000% due 11/01/2031 (m)		927	970
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (m)		3,900	2,946
Armor Holdco, Inc. 8.500% due 11/15/2029 (m)		2,700	2,159
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (m)	EUR	1,000	796
2.625% due 04/28/2025 (m)		7,669	6,463
3.625% due 09/24/2024 (m)		1,714	1,531
5.375% due 01/18/2028 •(m)		600	315
8.000% due 01/22/2030 •(m)		2,296	1,260
8.500% due 09/10/2030 •(m)		2,300	1,293
10.500% due 07/23/2029 (m)		2,167	1,274
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	700	163
BOI Finance BV 7.500% due 02/16/2027 (m)	EUR	2,600	2,082
Corsair International Ltd. 5.473% due 01/28/2027 •		1,000	919
Cosaint Re Pte. Ltd. 12.791% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$700	105
Credit Agricole SA 7.875% due 01/23/2024 •(i)(j)(m)		200	192
Credit Suisse Group AG
6.373% due 07/15/2026 •(m)		400	387
6.442% due 08/11/2028 •(m)		600	559
GSPA Monetization Trust 6.422% due 10/09/2029		2,721	2,618
Hestia Re Ltd. 9.500% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		704	106
HSBC Holdings PLC 6.000% due 09/29/2023 •(i)(j)(m)	EUR	2,100	2,027
Lloyds Banking Group PLC
4.947% due 06/27/2025 •(i)(j)(m)		1,542	1,341
7.500% due 06/27/2024 •(i)(j)(m)		$2,800	2,603
NatWest Group PLC 8.000% due 08/10/2025 •(i)(j)(m)		5,590	5,225
Park Aerospace Holdings Ltd. 5.500% due 02/15/2024		6	6
Sanders Re Ltd. 11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,207	1,174
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	430	480
Uniti Group LP
4.750% due 04/15/2028 (m)		$2,200	1,743
6.000% due 01/15/2030 (m)		7,721	4,917
6.500% due 02/15/2029 (m)		2,600	1,748
VICI Properties LP
3.875% due 02/15/2029 (m)		5,800	4,878
5.750% due 02/01/2027 (m)		700	661
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 (m)		7,150	5,845
Yosemite Re Ltd. 12.995% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		660	654

			59,440

INDUSTRIALS 33.6%
AA Bond Co. Ltd. 5.500% due 07/31/2050 (m)	GBP	2,332	2,227
Altice Financing SA 5.750% due 08/15/2029 (m)		$1,925	1,478
Altice France Holding SA 10.500% due 05/15/2027 (m)		4,500	3,535
Arches Buyer, Inc. 4.250% due 06/01/2028 (m)		1,300	1,017

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Boeing Co. 6.125% due 02/15/2033 (m)		1,447	1,388
Bombardier, Inc. 7.500% due 03/15/2025 (m)		37	36
Carvana Co. 10.250% due 05/01/2030 (m)		2,200	1,473
CDW LLC 3.569% due 12/01/2031 (m)		800	624
CGG SA
7.750% due 04/01/2027 (m)	EUR	2,250	1,879
7.750% due 04/01/2027		300	251
8.750% due 04/01/2027 (m)		$6,964	5,858
Champion Path Holdings Ltd.
4.500% due 01/27/2026 (m)		1,000	691
4.850% due 01/27/2028 (m)		1,300	844
CommScope, Inc. 8.250% due 03/01/2027 (m)		6,130	5,074
Community Health Systems, Inc. 8.000% due 03/15/2026 (m)		753	653
Coty, Inc. 3.875% due 04/15/2026 (m)	EUR	5,400	4,794
CVS Pass-Through Trust 7.507% due 01/10/2032 (m)		$598	632
DISH DBS Corp.
5.250% due 12/01/2026 (m)		3,700	3,038
5.750% due 12/01/2028 (m)		5,720	4,334
Dufry One BV 3.625% due 04/15/2026	CHF	2,741	2,407
Exela Intermediate LLC 11.500% due 07/15/2026		$85	25
Frontier Communications Holdings LLC 6.000% due 01/15/2030 (m)		1,410	1,111
HCA, Inc. 7.500% due 11/15/2095 (m)		1,200	1,210
HF Sinclair Corp. 4.500% due 10/01/2030 (m)		6,754	5,799
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (m)		12,686	10,817
Inter Media & Communication SpA 6.750% due 02/09/2027 (m)	EUR	2,600	2,370
Las Vegas Sands Corp. 3.900% due 08/08/2029 (m)		$300	248
Market Bidco Finco PLC 4.750% due 11/04/2027 (m)	EUR	700	549
Melco Resorts Finance Ltd.
4.875% due 06/06/2025 (m)		$1,732	1,286
5.750% due 07/21/2028 (m)		1,500	968
NCL Corp. Ltd. 5.875% due 02/15/2027 (m)		1,841	1,536
New Albertsons LP 6.570% due 02/23/2028		5,600	5,645
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (m)		11,300	9,170
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (b)		47	52
Norfolk Southern Corp. 4.100% due 05/15/2121 (m)		600	400
Odebrecht Oil & Gas Finance Ltd. 0.000% due 10/31/2022 (f)(i)		753	2
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029 (m)	EUR	2,400	1,729
Oracle Corp. 4.100% due 03/25/2061 (k)(m)		$200	126
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	2,422	1,675
6.700% due 02/16/2032 (m)		$1,732	1,218
6.750% due 09/21/2047 (m)		5,300	2,963
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (m)		1,000	894
Prosus NV
1.985% due 07/13/2033	EUR	600	363
2.085% due 01/19/2030 (m)		1,800	1,270
3.061% due 07/13/2031 (m)		$1,400	963
3.680% due 01/21/2030 (m)		1,900	1,426
4.027% due 08/03/2050 (m)		500	280
QVC, Inc. 5.950% due 03/15/2043 (m)		1,774	1,056
Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023 (m)		3,590	3,673
11.500% due 06/01/2025 (m)		517	550
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(c)	GBP	1,000	279
Sands China Ltd.
2.800% due 03/08/2027 (m)		$600	478
3.350% due 03/08/2029 (m)		500	372
3.750% due 08/08/2031 (m)		400	288

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

5.900% due 08/08/2028 (m)		5,128	4,322
Schenck Process Holding GmbH
6.875% due 06/15/2023 (m)	EUR	400	388
6.875% due 06/15/2023		350	340
Seagate HDD Cayman 4.091% due 06/01/2029 (m)		$2,000	1,608
Times Square Hotel Trust 8.528% due 08/01/2026		884	879
Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		1,998	1,748
5.750% due 09/30/2039 (m)		8,259	7,622
Transocean Pontus Ltd. 6.125% due 08/01/2025 (m)		1,924	1,802
Transocean, Inc.
7.500% due 01/15/2026		26	19
8.000% due 02/01/2027 (m)		117	82
U.S. Renal Care, Inc. 10.625% due 07/15/2027		459	214
United Group BV 4.875% due 07/01/2024 (m)	EUR	100	92
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (b)(m)		$2,015	1,987
Vale SA 0.000% due 12/29/2049 «~(i)	BRL	90,000	5,957
Veritas U.S., Inc. 7.500% due 09/01/2025 (m)		$2,660	2,041
Viking Cruises Ltd. 13.000% due 05/15/2025 (m)		3,697	3,835
VOC Escrow Ltd. 5.000% due 02/15/2028 (m)		4,200	3,425
Wesco Aircraft Holdings, Inc. 9.000% due 11/15/2026		2,966	1,789
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 (b)(m)		18,980	17,272
Windstream Escrow LLC 7.750% due 08/15/2028 (m)		8,500	7,055
Wynn Macau Ltd.
5.125% due 12/15/2029		200	130
5.500% due 01/15/2026 (m)		816	620
5.500% due 10/01/2027		200	138
5.625% due 08/26/2028 (m)		7,284	4,866

			171,255

UTILITIES 9.8%
DTEK Finance PLC (3.500% Cash and 4.000% PIK) 7.500% due 12/31/2027 (b)		3,657	814
Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		1,600	1,520
7.125% due 02/11/2025 (m)		4,470	3,980
8.450% due 08/10/2028 (m)		1,300	1,110
Ford Motor Co. 7.700% due 05/15/2097 (m)		6,540	6,079
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		3,600	3,617
NGD Holdings BV 6.750% due 12/31/2026 (m)		377	159
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(b)(m)		199	114
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(m)		77	76
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(b)		5,570	1,093
Oi SA 10.000% due 07/27/2025 (m)		18,589	5,505
Pacific Gas & Electric Co.
3.750% due 08/15/2042		22	14
4.000% due 12/01/2046		7	4
4.200% due 03/01/2029 (m)		1,500	1,275
4.250% due 03/15/2046 (m)		1,700	1,147
4.300% due 03/15/2045 (m)		27	18
4.450% due 04/15/2042		213	151
4.500% due 07/01/2040 (m)		2,303	1,680
4.500% due 12/15/2041 (m)		275	189
4.550% due 07/01/2030 (m)		3,722	3,194
4.600% due 06/15/2043		118	83
4.750% due 02/15/2044 (m)		3,754	2,697
4.950% due 07/01/2050 (m)		3,358	2,467
Peru LNG SRL 5.375% due 03/22/2030 (m)		6,860	5,422
Petrobras Global Finance BV 6.625% due 01/16/2034 (m)	GBP	100	90
PG&E Wildfire Recovery Funding LLC 4.451% due 12/01/2049 (m)		$2,300	1,978
Rio Oil Finance Trust 9.250% due 07/06/2024 (m)		1,321	1,335

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Transocean Phoenix 2 Ltd. 7.750% due 10/15/2024	287	280
Transocean Poseidon Ltd. 6.875% due 02/01/2027 (m)	4,384	4,020

		50,111

Total Corporate Bonds & Notes (Cost $353,808)		280,806

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026	3,400	2,347
Transocean, Inc. 4.625% due 09/30/2029	67	57

Total Convertible Bonds & Notes (Cost $3,470)		2,404

MUNICIPAL BONDS & NOTES 1.8%
CALIFORNIA 0.1%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021 3.000% due 06/01/2046	530	459

ILLINOIS 0.9%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040 (m)	4,600	4,699
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029	85	85
Illinois State General Obligation Bonds, (BABs), Series 2010 7.350% due 07/01/2035	19	20

		4,804

PUERTO RICO 0.2%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2043	1,294	649
Commonwealth of Puerto Rico General Obligation Bonds, Series 2021 0.000% due 07/01/2033 (f)	334	184

		833

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)	44,400	3,350

Total Municipal Bonds & Notes (Cost $10,544)		9,446

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)(m)	15,848	2,545
8.834% due 07/25/2029 •	1,150	1,233
Freddie Mac
3.500% due 05/25/2050 (a)(m)	1,833	389
6.156% due 11/25/2055 «~	7,738	4,777
10.634% due 12/25/2027 •	3,186	3,226
13.834% due 03/25/2025 •	362	362

Total U.S. Government Agencies (Cost $17,254)		12,532

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
Banc of America Funding Trust 6.000% due 07/25/2037 ^	172	136
Banc of America Mortgage Trust 6.000% due 03/25/2037 ^	122	100
BCAP LLC Trust
3.071% due 08/28/2037 ~	2,023	1,994
3.081% due 03/27/2036 ~	1,411	1,048
4.690% due 03/26/2037 þ	654	852
Bear Stearns ALT-A Trust
3.091% due 11/25/2035 ^~	2,783	2,511
3.494% due 09/25/2047 ^~	3,858	2,129
3.542% due 11/25/2036 ^~	2,551	1,453
3.584% due 01/25/2036 ^•	527	693
3.652% due 08/25/2036 ^~	583	323
3.908% due 09/25/2035 ^~	244	149
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ	118	118
CD Mortgage Trust 5.688% due 10/15/2048	345	303
Chase Mortgage Finance Trust
2.968% due 12/25/2035 ^~	4	4
6.000% due 07/25/2037 ^	515	255

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Citigroup Mortgage Loan Trust 2.605% due 04/25/2037 ^~	131	110
Commercial Mortgage Loan Trust 6.673% due 12/10/2049 ~	580	99
Countrywide Alternative Loan Resecuritization Trust 6.000% due 08/25/2037 ^~	730	444
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	201	96
5.750% due 01/25/2035	137	127
5.750% due 02/25/2035	200	144
5.750% due 03/25/2037 ^	407	242
6.000% due 02/25/2035	689	526
6.000% due 04/25/2036	711	362
6.000% due 02/25/2037 ^	3,964	1,658
6.000% due 04/25/2037 ^	713	366
6.250% due 12/25/2036 ^•	1,022	484
6.500% due 08/25/2036 ^	369	141
Countrywide Home Loan Mortgage Pass-Through Trust
3.349% due 09/20/2036 ^~	140	125
6.000% due 07/25/2037	1,093	537
Credit Suisse Mortgage Capital Certificates 3.526% due 10/26/2036 ~	6,026	5,123
GS Mortgage Securities Corp. 6.246% due 09/15/2027 •	950	954
GS Mortgage Securities Corp. Trust 4.744% due 10/10/2032 ~	4,600	4,464
GSR Mortgage Loan Trust
3.813% due 08/25/2034 ~	223	202
6.000% due 02/25/2036 ^	1,308	613
HarborView Mortgage Loan Trust
3.473% due 01/19/2036 ^•	445	414
3.936% due 06/19/2036 ^~	3,882	1,952
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,319	1,125
Jackson Park Trust 3.350% due 10/14/2039 ~	1,772	1,217
Jefferies Resecuritization Trust 6.000% due 05/26/2036	6,917	3,274
JP Morgan Alternative Loan Trust
3.450% due 03/25/2037 ^~	733	718
6.000% due 12/25/2035 ^	824	614
JP Morgan Mortgage Trust
2.908% due 02/25/2036 ^~	1,032	794
3.002% due 01/25/2037 ^~	233	195
3.326% due 04/25/2037 ~	3	2
Lehman Mortgage Trust 6.000% due 07/25/2037 ^	46	40
Lehman XS Trust 3.524% due 06/25/2047 •	964	855
MASTR Alternative Loan Trust 6.750% due 07/25/2036	1,453	584
Merrill Lynch Mortgage Investors Trust 2.611% due 03/25/2036 ^~	433	245
Residential Accredit Loans, Inc. Trust
3.541% due 12/26/2034 ^~	852	360
3.544% due 05/25/2037 ^•	83	70
6.000% due 08/25/2036 ^	157	132
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^	2,382	949
6.250% due 09/25/2037 ^	2,395	1,070
Residential Funding Mortgage Securities, Inc. Trust
4.065% due 02/25/2037 ~	805	580
6.500% due 03/25/2032	84	79
Sequoia Mortgage Trust
2.864% due 02/20/2047 ~	142	117
2.973% due 07/20/2037 ^~	267	226
Structured Adjustable Rate Mortgage Loan Trust
3.099% due 11/25/2036 ^~	1,135	973
3.361% due 01/25/2036 ^~	1,254	811
3.681% due 07/25/2035 ^~	322	282
SunTrust Adjustable Rate Mortgage Loan Trust
2.278% due 04/25/2037 ^~	170	106
2.352% due 02/25/2037 ^~	104	91
WaMu Mortgage Pass-Through Certificates Trust
3.208% due 02/25/2037 ^~	268	248
3.389% due 07/25/2037 ^~	226	211
3.607% due 10/25/2036 ^~	1,057	953
3.853% due 07/25/2037 ^~	462	438
Washington Mutual Mortgage Pass-Through Certificates Trust
1.944% due 05/25/2047 ^•	56	7

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

6.000% due 10/25/2035 ^		998	692

Total Non-Agency Mortgage-Backed Securities (Cost $60,571)			49,309

ASSET-BACKED SECURITIES 12.9%
ACE Securities Corp. Home Equity Loan Trust 3.669% due 02/25/2036 ~		24,010	20,458
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	581
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	1,736
Argent Securities Trust 3.464% due 03/25/2036 ~		3,082	1,741
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	1,600	786
Bear Stearns Asset-Backed Securities Trust
3.224% due 10/25/2036 ^~		$1,913	2,727
6.500% due 10/25/2036 ^		333	184
Belle Haven ABS CDO Ltd. 2.543% due 07/05/2046 ~		175,347	706
Carlyle U.S. CLO Ltd. 0.000% due 07/20/2029 ~		1,895	613
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	661
0.000% due 10/22/2031 ~		1,500	341
Citigroup Mortgage Loan Trust 3.244% due 12/25/2036 •		1,335	755
First Franklin Mortgage Loan Trust
4.029% due 09/25/2035 •		3,443	3,117
4.059% due 05/25/2036 •		6,587	5,859
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(f)		8	453
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	121
Home Equity Mortgage Loan Asset-Backed Trust 3.244% due 07/25/2037 •		$8,005	4,755
JP Morgan Mortgage Acquisition Trust 4.421% due 10/25/2030 ^þ		3,610	2,031
Lehman XS Trust 5.670% due 08/25/2035 ^þ		19	19
LNR CDO Ltd. 3.393% due 02/28/2043 •		1,616	21
Marlette Funding Trust 0.000% due 09/17/2029 «(f)		7	548
Merrill Lynch Mortgage Investors Trust 3.404% due 04/25/2037 •		379	192
Morgan Stanley ABS Capital, Inc. Trust 3.384% due 06/25/2036 •		266	232
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		420	212
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 4.854% due 10/25/2034 •		573	556
Residential Asset Mortgage Products Trust 4.284% due 01/25/2035 ^•		2,036	1,849
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(f)		3	1,852
SLM Student Loan Trust 0.000% due 01/25/2042 «(f)		4	1,338
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	507
0.000% due 10/15/2048 «(f)		1	407
Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		4,300	572
0.000% due 07/25/2040 «(f)		21	272
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(f)		1,718	263
South Coast Funding Ltd. 3.512% due 08/10/2038 ~		9,503	808
Symphony CLO Ltd. 7.083% due 07/14/2026 ~		2,000	1,845
Taberna Preferred Funding Ltd.
2.763% due 07/05/2035 ~		2,166	1,971
3.212% due 08/05/2036 ~		283	252
3.212% due 08/05/2036 ^•		5,236	4,660

Total Asset-Backed Securities (Cost $84,128)			66,001

SOVEREIGN ISSUES 1.8%
Argentina Government International Bond
0.500% due 07/09/2030 þ		3,343	598
1.000% due 07/09/2029		669	130
1.500% due 07/09/2035 þ		3,289	617
1.500% due 07/09/2046 þ		115	21
3.500% due 07/09/2041 þ(m)		5,955	1,283
3.875% due 01/09/2038 þ(m)		10,995	2,603
15.500% due 10/17/2026	ARS	53,560	45

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

47.331% (BADLARPP) due 10/04/2022 ~		58	0
Autonomous City of Buenos Aires
69.817% (BADLARPP + 3.750%) due 02/22/2028 ~		22,091	76
72.040% (BADLARPP + 3.250%) due 03/29/2024 ~		90,469	327
Ghana Government International Bond
6.375% due 02/11/2027		$600	242
7.875% due 02/11/2035		600	225
8.750% due 03/11/2061		200	74
Provincia de Buenos Aires
62.098% due 04/12/2025 (m)	ARS	136,652	456
62.098% due 04/12/2025		100	0
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	283
3.900% due 01/30/2033		693	627
4.000% due 01/30/2037		543	486
4.200% due 01/30/2042		678	620
Russia Government International Bond 1.125% due 11/20/2027 ^(c)		100	44
Ukraine Government International Bond 4.375% due 01/27/2032 ^(c)		1,054	198
Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$28	2
9.250% due 09/15/2027 ^(c)		308	25

Total Sovereign Issues (Cost $20,832)			8,982

		SHARES
COMMON STOCKS 4.5%
COMMUNICATION SERVICES 0.5%
Clear Channel Outdoor Holdings, Inc. (d)		531,903	729
iHeartMedia, Inc. 'A' (d)		126,306	926
iHeartMedia, Inc. 'B' «(d)		98,039	647

			2,302

ENERGY 0.1%
Axis Energy Services 'A' «(d)(k)		1,070	40
Noble Corp. PLC (d)		21,573	638

			678

FINANCIALS 0.9%
Intelsat SA «(d)(k)		172,828	4,839

INDUSTRIALS 3.0%
Neiman Marcus Group Ltd. LLC «(d)(k)		73,491	13,304
Syniverse Holdings, Inc. «(d)(k)		1,724,793	1,649
Voyager Aviation Holdings LLC «(d)		995	0
Westmoreland Mining Holdings «(d)(k)		50,497	278

			15,231

Total Common Stocks (Cost $26,024)			23,050

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(d)		18,304	78

Total Rights (Cost $0)			78

WARRANTS 1.6%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		605	2
Intelsat Jackson Holdings SA-Exp. 12/05/2025 «		18,079	90

			92

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		775,000	145

INFORMATION TECHNOLOGY 1.6%
Windstream Holdings LLC - Exp. 9/21/2055 «		493,740	7,836

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Total Warrants (Cost $8,254)			8,073

PREFERRED SECURITIES 10.6%
BANKING & FINANCE 3.4%
AGFC Capital Trust 4.262% (US0003M + 1.750%) due 01/15/2067 ~(m)		2,300,000	1,226
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		70,000	62
Compeer Financial ACA 4.875% due 08/15/2026 •(i)(m)		1,600,000	1,563
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(i)		1,000,000	925
Nationwide Building Society 10.250% ~		34,150	4,469
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)(m)		10,020,000	9,035

			17,280

INDUSTRIALS 7.2%
General Electric Co. 6.623% (US0003M + 3.330%) due 12/15/2022 ~(i)(m)		261,000	245
Sequa Corp. (15.000% PIK) 15.000% «(b)		25,820	34,582
Voyager Aviation Holdings LLC 9.500% «		5,971	1,870

			36,697

Total Preferred Securities (Cost $41,822)			53,977

REAL ESTATE INVESTMENT TRUSTS 0.8%
REAL ESTATE 0.8%
CBL & Associates Properties, Inc.		2,634	68
Uniti Group, Inc.		239,397	1,664
VICI Properties, Inc.		77,566	2,315

Total Real Estate Investment Trusts (Cost $1,645)			4,047

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 6.4%
REPURCHASE AGREEMENTS (l) 6.3%			31,900

ARGENTINA TREASURY BILLS 0.0%
0.754% due 05/19/2023 (f)(g)(h)	ARS	30,946	112

U.S. TREASURY BILLS 0.1%
2.652% due 11/10/2022 - 12/01/2022 (e)(f)		$722	720

Total Short-Term Instruments (Cost $32,728)			32,732

Total Investments in Securities (Cost $872,812)			740,015

Total Investments 145.1% (Cost $872,812)			$740,015
Financial Derivative Instruments (n)(o) 0.4%(Cost or Premiums, net $912)			2,238
Other Assets and Liabilities, net (45.5)%			(232,182)

Net Assets Applicable to Common Shareholders 100.0%			$510,071

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'	07/01/2021	$16	$40	0.01%
Intelsat SA	06/19/2017 - 02/23/2022	12,540	4,839	0.95
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	13,304	2.61
Oracle Corp. 4.100% due 03/25/2061	06/17/2021 - 08/12/2021	220	126	0.03
Syniverse Holdings, Inc.	05/12/2022	1,690	1,649	0.32
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,455	278	0.05

$18,329	$20,236	3.97%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	2.960%	09/30/2022	10/03/2022	$31,900	Ginnie Mae 2.500% due 10/20/2051	$(32,855)	$31,900	$31,908

Total Repurchase Agreements	$(32,855)	$31,900	$31,908

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	3.760%	09/12/2022	01/10/2023	$(2,233)	$(2,238)
BPS	(2.750)	09/14/2022	TBD(3)	EUR	(181)	(177)
0.550	08/04/2022	11/04/2022	(2,707)	(2,655)
0.720	08/25/2022	11/24/2022	(527)	(517)
0.800	08/30/2022	11/22/2022	(2,183)	(2,142)
1.750	06/29/2022	10/27/2022	$(774)	(778)
1.990	04/27/2022	10/27/2022	(602)	(608)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

	2.880	07/26/2022	10/27/2022		(1,772)	(1,782)
	3.280	09/26/2022	10/17/2022		(1,225)	(1,225)
	3.350	09/26/2022	10/27/2022		(1,365)	(1,365)
	3.640	08/12/2022	02/13/2023		(4,096)	(4,118)
	3.800	09/02/2022	03/02/2023		(220)	(221)
	3.900	09/02/2022	03/02/2023		(4,932)	(4,949)
	4.220	09/15/2022	03/14/2023		(3,851)	(3,859)
	4.600	09/22/2022	03/23/2023		(3,075)	(3,079)
	4.600	09/30/2022	03/23/2023		(136)	(136)
	4.620	09/23/2022	03/23/2023		(2,605)	(2,608)
BRC	0.650	09/21/2022	TBD(3)	EUR	(122)	(120)
	0.750	09/20/2022	TBD(3)		(1,420)	(1,392)
	3.170	08/09/2022	11/10/2022		$(73)	(73)
	3.450	09/23/2022	TBD(3)		(4,001)	(4,005)
	3.500	09/23/2022	TBD(3)		(4,178)	(4,182)
	3.570	09/23/2022	TBD(3)		(8,657)	(8,666)
BYR	3.630	09/26/2022	03/24/2023		(896)	(896)
CDC	1.710	06/24/2022	10/11/2022		(1,459)	(1,466)
	1.710	08/25/2022	10/11/2022		(2,215)	(2,219)
	2.630	07/06/2022	10/07/2022		(2,108)	(2,122)
	2.630	08/25/2022	10/07/2022		(3,488)	(3,498)
	2.630	09/09/2022	10/07/2022		(1,426)	(1,428)
	2.850	07/22/2022	10/21/2022		(1,206)	(1,213)
	2.950	09/08/2022	10/14/2022		(963)	(965)
	2.950	09/16/2022	10/14/2022		(347)	(347)
	3.080	09/07/2022	10/31/2022		(1,245)	(1,248)
	3.080	09/16/2022	10/31/2022		(1,505)	(1,507)
	3.170	09/14/2022	10/11/2022		(925)	(926)
	3.240	09/12/2022	11/14/2022		(1,345)	(1,348)
	3.270	07/14/2022	01/09/2023		(1,139)	(1,148)
	3.270	08/04/2022	01/09/2023		(2,289)	(2,301)
	3.290	09/30/2022	10/31/2022		(668)	(668)
	3.300	09/14/2022	10/11/2022		(1,177)	(1,179)
	3.440	09/30/2022	10/31/2022		(4,212)	(4,213)
	3.630	09/16/2022	11/17/2022		(4,717)	(4,725)
	3.990	09/06/2022	03/03/2023		(3,485)	(3,496)
CEW	2.400	08/05/2022	TBD(3)	GBP	(2,167)	(2,428)
CIB	3.540	09/16/2022	10/17/2022		$(310)	(310)
FBF	0.500	09/23/2022	TBD(3)		(1,401)	(1,402)
IND	2.460	07/06/2022	10/07/2022		(1,621)	(1,630)
	3.310	09/26/2022	10/28/2022		(5,401)	(5,404)
	3.410	09/26/2022	10/28/2022		(2,621)	(2,622)
	3.610	09/15/2022	12/05/2022		(1,618)	(1,621)
	3.710	09/15/2022	12/05/2022		(2,716)	(2,721)
JML	(1.750)	09/14/2022	TBD(3)	EUR	(372)	(365)
	(0.750)	09/14/2022	TBD(3)		(333)	(326)
	(0.250)	09/14/2022	TBD(3)		(921)	(901)
	0.250	09/14/2022	TBD(3)		(299)	(293)
	0.350	08/04/2022	11/04/2022		(1,576)	(1,545)
	0.360	08/17/2022	11/15/2022		(2,037)	(1,997)
	0.370	08/10/2022	11/08/2022		(2,118)	(2,077)
	0.370	08/12/2022	11/08/2022		(1,368)	(1,341)
	0.420	08/09/2022	11/07/2022		(1,779)	(1,744)
	0.450	08/30/2022	11/08/2022		(9,316)	(9,134)
	0.800	09/14/2022	TBD(3)		(6,035)	(5,917)
	0.900	09/05/2022	11/22/2022		(82)	(80)
	0.900	09/05/2022	11/24/2022		(370)	(363)
	3.450	09/23/2022	TBD(3)		$(289)	(290)
	3.500	09/23/2022	11/04/2022		(3,673)	(3,677)
MBC	0.800	07/27/2022	TBD(3)	EUR	(555)	(544)
MEI	2.890	07/20/2022	10/24/2022		$(1,197)	(1,204)
	2.890	08/29/2022	10/24/2022		(657)	(659)
NOM	2.850	07/05/2022	10/06/2022		(1,008)	(1,015)
	3.200	09/07/2022	10/07/2022		(3,041)	(3,048)
	3.400	09/23/2022	TBD(3)		(241)	(241)
	3.650	09/23/2022	10/26/2022		(3,782)	(3,786)
	3.850	09/23/2022	TBD(3)		(2,963)	(2,966)
RCY	4.170	09/16/2022	01/17/2023		(1,995)	(1,999)
RDR	3.010	09/01/2022	10/31/2022		(5,965)	(5,981)
	3.070	08/04/2022	11/04/2022		(2,094)	(2,105)
	3.160	08/09/2022	11/10/2022		(200)	(201)
	3.330	09/26/2022	10/26/2022		(2,252)	(2,254)
	3.480	09/26/2022	10/26/2022		(202)	(202)
SCX	0.870	09/08/2022	11/24/2022	EUR	(1,281)	(1,256)
	2.600	08/24/2022	11/24/2022	GBP	(89)	(100)
SOG	2.580	07/05/2022	10/06/2022		$(84)	(85)
	2.710	07/06/2022	10/12/2022		(5,219)	(5,254)
	2.710	07/13/2022	10/12/2022		(817)	(822)
	2.750	07/08/2022	10/14/2022		(4,684)	(4,715)
	2.750	09/14/2022	10/14/2022		(599)	(600)
	3.100	09/28/2022	10/25/2022		(569)	(569)
	3.140	09/01/2022	11/02/2022		(2,936)	(2,944)
	3.140	09/06/2022	11/02/2022		(1,035)	(1,037)
	3.140	09/14/2022	11/02/2022		(1,605)	(1,608)
	3.190	08/09/2022	11/10/2022		(154)	(155)
	3.200	09/21/2022	10/31/2022		(1,176)	(1,177)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

3.250	08/12/2022	11/14/2022	(4,190)	(4,210)
3.250	09/14/2022	11/14/2022	(533)	(534)
3.490	09/12/2022	11/30/2022	(724)	(726)
4.250	09/15/2022	01/13/2023	(5,607)	(5,619)
TDM	3.240	09/23/2022	TBD(3)	(1,469)	(1,471)
3.350	09/23/2022	TBD(3)	(2,701)	(2,704)
UBS	0.850	08/30/2022	11/22/2022	EUR	(2,083)	(2,043)
2.700	07/01/2022	10/03/2022	$(1,718)	(1,730)
2.700	09/26/2022	10/03/2022	(937)	(937)
2.900	09/30/2022	10/14/2022	(7,722)	(7,724)
3.520	09/23/2022	11/02/2022	(6,709)	(6,715)
4.220	09/19/2022	01/19/2023	(1,084)	(1,086)
4.320	09/27/2022	01/27/2023	(7,766)	(7,771)
4.380	10/03/2022	02/03/2023	(1,772)	(1,772)
4.430	10/03/2022	02/03/2023	(784)	(784)

Total Reverse Repurchase Agreements	$(228,349)

(m)	Securities with an aggregate market value of $251,239 and cash of $7,686 have been pledged as collateral under the terms of master agreements as of September 30, 2022.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(235,074) at a weighted average interest rate of 1.938%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.429%	$3,600	$(163)	$145	$(18)	$0	$(7)
Bombardier, Inc.	5.000	Quarterly	06/20/2025	6.300	100	(8)	5	(3)	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	7.506	3,100	(265)	4	(261)	13	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	4.275	3,500	371	(270)	101	6	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	12.466	EUR	3,363	123	(785)	(662)	23	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	3.739	600	(43)	3	(40)	0	(2)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	4.185	6,200	(677)	123	(554)	5	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	4.521	2,000	(149)	(73)	(222)	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.983	3,000	(251)	(200)	(451)	0	(4)

$(1,062)	$(1,048)	$(2,110)	$47	$(13)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	7,800	$757	$1,733	$2,490	$49	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	2,800	311	264	575	24	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	3,000	635	1,047	1,682	0	(8)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023	$1,000	0	18	18	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	21,800	(1)	322	321	16	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	11,000	1	166	167	7	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	1,700	1	45	46	3	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029	77,700	(7,996)	131	(7,865)	132	0

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023	64,000	(594)	(351)	(945)	0	(30)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025	75,590	4,663	(7,252)	(2,589)	0	(136)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	56,800	(960)	7,170	6,210	190	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	44,900	325	(3,389)	(3,064)	0	(164)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028	16,898	0	2,372	2,372	62	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	68,300	3,736	(7,198)	(3,462)	0	(277)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	10,400	860	1,530	2,390	41	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	46,800	3,315	7,451	10,766	163	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031	36,100	(572)	6,315	5,743	142	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044	93,400	(3,047)	2,427	(620)	0	(944)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	8,300	(60)	2,156	2,096	91	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	14,500	(33)	4,351	4,318	155	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	15,100	(58)	4,212	4,154	165	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050	10,800	(33)	2,273	2,240	124	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051	10,900	798	(3,512)	(2,714)	0	(129)
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052	76,450	(1,229)	25,024	23,795	865	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(267)	(79)	12	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	1,655	1,814	0	(24)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	6,200	583	906	1,489	0	(9)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052	2,600	225	779	1,004	33	0

$1,974	$50,378	$52,352	$2,274	$(1,721)

Total Swap Agreements	$912	$49,330	$50,242	$2,321	$(1,734)

Cash of $19,165 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2022	PEN	75	$20	$1	$0
10/2022	$742	EUR	748	0	(9)
10/2022	19	PEN	75	0	0
11/2022	CHF	420	$446	19	0
02/2023	PEN	1,457	371	10	0
BPS	10/2022	BRL	4,635	892	33	0
10/2022	EUR	1,047	1,047	21	0
10/2022	$857	BRL	4,635	2	0
10/2022	1,277	GBP	1,150	24	(17)
10/2022	2,961	PEN	11,996	62	(13)
11/2022	CAD	277	$214	14	0
11/2022	PEN	1,731	445	13	0
CBK	10/2022	BRL	4,635	857	0	(2)
10/2022	GBP	383	440	13	0
10/2022	PEN	12,723	3,286	94	0
10/2022	$893	BRL	4,635	0	(34)
10/2022	532	GBP	479	3	0
10/2022	187	PEN	727	0	(5)
11/2022	BRL	4,635	$887	34	0
11/2022	PEN	3,404	858	7	0
11/2022	$2,649	PEN	10,265	0	(88)
12/2022	PEN	1,966	$505	16	0
03/2023	1,627	421	19	0
GLM	10/2022	90	23	1	0
10/2022	$413	EUR	412	0	(9)
10/2022	23	PEN	90	0	0
12/2022	PEN	202	$51	0	0
JPM	10/2022	$344	EUR	344	0	(7)
MBC	10/2022	PEN	69	$18	1	0
10/2022	$1,909	EUR	1,926	15	(36)
10/2022	17	PEN	69	0	0

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

MYI	10/2022		38,877	EUR	40,296	614	0
	10/2022		88	MXN	1,800	1	0
	11/2022	EUR	40,296		$38,957	0	(614)
	11/2022		$1,383	EUR	1,421	12	0
RBC	10/2022	GBP	5,714		$6,643	263	0
SCX	11/2022	CAD	399		311	22	0
	11/2022	CHF	1,134		1,166	12	0
SOG	10/2022	EUR	42,223		42,490	1,110	0
	11/2022	CHF	965		1,020	38	0
TOR	11/2022	CAD	499		388	26	0
UAG	10/2022	AUD	316		217	14	0
	11/2022	GBP	906		983	0	(29)

Total Forward Foreign Currency Contracts						$2,514	$(863)

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory			Level 1		Level 2	Level 3	Fair Value at 09/30/2022

Investments in Securities, at Value
Loan Participations and Assignments			$0		$168,847	$19,731	$188,578
Corporate Bonds & Notes
Banking & Finance			0		59,440	0	59,440
Industrials			0		165,298	5,957	171,255
Utilities			0		50,111	0	50,111
Convertible Bonds & Notes
Industrials			0		2,404	0	2,404
Municipal Bonds & Notes
California			0		459	0	459
Illinois			0		4,804	0	4,804
Puerto Rico			0		833	0	833
West Virginia			0		3,350	0	3,350
U.S. Government Agencies			0		7,755	4,777	12,532
Non-Agency Mortgage-Backed Securities			0		49,309	0	49,309
Asset-Backed Securities			0		60,361	5,640	66,001
Sovereign Issues			0		8,982	0	8,982
Common Stocks
Communication Services			1,655		0	647	2,302
Energy			638		0	40	678
Financials			0		0	4,839	4,839
Industrials			0		0	15,231	15,231
Rights
Financials			0		0	78	78
Warrants
Financials			0		0	92	92
Industrials			0		0	145	145
Information Technology			0		0	7,836	7,836
Preferred Securities
Banking & Finance			0		17,280	0	17,280
Industrials			0		245	36,452	36,697
Real Estate Investment Trusts
Real Estate			4,047		0	0	4,047
Short-Term Instruments
Repurchase Agreements			0		31,900	0	31,900
Argentina Treasury Bills			0		112	0	112
U.S. Treasury Bills			0		720	0	720

Total Investments			$6,340		$632,210	$101,465	$740,015

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared			0		2,321	0	2,321
Over the counter			0		2,514	0	2,514

			$0		$4,835	$0	$4,835
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared			0		(1,734)	0	(1,734)
Over the counter			0		(863)	0	(863)

			$0		$(2,597)	$0	$(2,597)

Total Financial Derivative Instruments			$0		$2,238	$0	$2,238

Totals			$6,340		$634,448	$101,465	$742,253

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2022 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$28,415	$9,473	$(288)	$(238)	$8	$731	$6,247	$(24,617)	$19,731	$1,335
Corporate Bonds & Notes
Industrials	25,248	0	(129)	25	0	(1,915)	0	(17,272)	5,957	(1,175)
U.S. Government Agencies	4,747	0	(18)	5	6	37	0	0	4,777	36
Asset-Backed Securities	6,934	0	0	7	0	(1,301)	0	0	5,640	(1,301)
Common Stocks
Communication Services	696	0	0	0	0	(49)	0	0	647	(49)
Energy	16	0	0	0	0	24	0	0	40	24
Financials	4,839	0	0	0	0	0	0	0	4,839	0
Industrials	14,393	0	0	0	0	838	0	0	15,231	838
Materials	27	0	(29)	0	29	(27)	0	0	0	0
Rights
Financials	87	0	0	0	0	(9)	0	0	78	(9)
Warrants
Financials	92	0	0	0	0	0	0	0	92	0
Industrials	464	0	0	0	0	(319)	0	0	145	(319)
Information Technology	10,529	0	0	0	0	(2,693)	0	0	7,836	(2,693)
Preferred Securities
Industrials	30,044	0	0	0	0	6,408	0	0	36,452	6,408

Totals	$126,531	$9,473	$(464)	$(201)	$43	$1,725	$6,247	$(41,889)	$101,465	$3,095

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2022	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$3,335	Discounted Cash Flow			Discount Rate			4.193	—
		5,493	Indicative Market Quotation			Price			95.000	—
		10,903	Third Party Vendor			Broker Quote			35.000 - 91.000	65.793
Corporate Bonds & Notes
Industrials		5,957	Reference Instrument			Weighted Average		BRL	37.290	—
U.S. Government Agencies		4,777	Discounted Cash Flow			Discount Rate			12.000	—
Asset-Backed Securities		5,640	Discounted Cash Flow			Discount Rate			10.000 - 20.000	15.122
Common Stocks
Communication Services		647	Reference Instrument			Stock Price W/Liquidity Discount			10.000	—
Energy		40	Market Comparable Valuation			EBITDA Multiple		X	4.800	—
Financials		4,839	Indicative Market Quotation			Price			$28.000	—
Industrials		1,649	Discounted Cash Flow			Discount Rate			13.547	—
		278	Discounted Cash Flow/ Comp Multiple			Forward EBITDA / Discount Rate		X/X/%	2/2.1/24.2	—
		13,304	Discounted Cash Flow/ Comp Multiple			Ltm Revenue/Ltm EBITDA/Discount		X/X/%	0.46/3.5/10	—
Rights
Financials		78	Other Valuation Techniques(2)			—			—	—
Warrants
Financials		2	Indicative Market Quotation			Price			$2.250 - 3.750	3.513
		90	Other Valuation Techniques(2)			—			—	—
Industrials		145	Market Comparable Valuation			Earnings Multiple		X	11.809	—
Information Technology		7,836	Market Comparable Valuation			EBITDA Multiple		X	3.800	—
Preferred Securities
Industrials		1,870	Discounted Cash Flow/Comparable Companies			Discount Rate/TBV Multiple		%/X	22.980	—
		34,582	Market Comparable Valuation			Earnings Multiple		X	11.809	—

Total		$101,465

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for The Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing sources, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using such data reflecting the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Sources or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Source. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Adviser’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	RBC	Royal Bank of Canada
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
CBK	Citibank N.A.	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
CDC	Natixis Securities Americas LLC	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank
CEW	Canadian Imperial Bank of Commerce World Markets	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
CIB	Canadian Imperial Bank of Commerce	NOM	Nomura Securities International, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	CHF	Swiss Franc	MXN	Mexican Peso
AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate
EUR001M	1 Month EUR Swap Rate	LIBOR01Y	1 Year USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
EUR006M	6 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind
BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation